                                                            EXHIBIT 99.5

               UNAUDITED PRO FORMA COMBINING FINANCIAL STATEMENTS


The accompanying unaudited Pro Forma Combining Balance Sheet as of October 31, 1997 illustrates the effect of Friede Goldman International Inc.'s (the Company or Friede Goldman) acquisition of Friede Goldman Newfoundland Limited, a Newfoundland corporation (Acquiree) as if such acquisition had occurred on October 31,1997. The accompanying unaudited Pro Forma Combining Income Statements for the ten month period ended October 31, 1997 and the year ended December 31, 1996 illustrate the effect of such acquisition as if it had occurred at the beginning of each period presented.

Effective January 1, 1998, the Company, through its wholly-owned subsidiary, Friede Goldman Canada Inc., a Newfoundland corporation, acquired all of the issued and outstanding capital stock of Acquiree from (i) Newfoundland Ocean Enterprises Ltd., (NOEL) a Newfoundland corporation wholly-owned by Her Majesty the Queen in right of the Province of Newfoundland and (ii) NOEL's wholly-owned subsidiary, Marystown Shipyard Limited (Marystown) (NOEL and Marystown are collectively referred to as "Sellers."). In anticipation of the acquisition, Sellers transferred all of their property, plant and equipment, consisting of two deepwater, ice-free shipyard and fabrication facilities located in Marystown, Newfoundland, Canada, to Acquiree. In addition, the Sellers also transferred working capital of US$2.5 million to Acquiree.

The Company paid a purchase price of US$1 (one dollar) for the capital stock of Acquiree. However, in connection with the acquisition, the Company has (i) committed to maintain 1.2 million man-hours with respect to the shipyard operations acquired by the Company for each of the 1998, 1999 and 2000 calendar years and (ii) agreed to pay to the Sellers 50% of net after-tax profit of Marystown and Acquiree for the twelve-month period ending March 31,1998. If the Company does not meet the man-hour commitment described above, the Company will be required to pay the Sellers liquidated damages of C$10 million in 1998 and C$5 million in 1999 and 2000. The Company has indicated its intent to make certain capital improvements at the shipyards and to invest US$3 million to US$10 million to maintain and expand the business.

The transaction described above will be referred to as the "NOEL Acquisition" throughout the Notes to Pro Forma Combining Financial Statements.

These Pro Forma Combining Financial Statements should be read in conjunction with the historical financial statements of the Company and NOEL.

The Pro Forma Combining Financial Statements are presented for comparative purposes only and are not intended to be indicative of actual results had the transaction occurred as of the dates indicated above nor do they purport to indicate results which may be attained in the future.

                       Friede Goldman International Inc.
                     Pro Forma Combining Balance Sheet (1)
                             As of October 31, 1997
                                 (In thousands)

                                                                                      Friede Goldman/
                                                                                           NOEL
                                   Friede Goldman       NOEL        Pro Forma            Pro Forma
                                     Historical    Historical (2)  Adjustments           Combined
                                   --------------  --------------  ------------       ---------------
Cash                                      $39,397       $      -      $      -               $ 39,397
Other current assets                       30,068         19,642        (4,200)  (3)           45,510
Property and equipment, net                11,020         43,109             -                 54,129
Construction in progress                    9,635              -             -                  9,635
Other assets                                2,179              -             -                  2,179
                                          -------       --------      --------               --------
    Total assets                          $92,299       $ 62,751      $ (4,200)              $150,850
                                          =======       ========      ========               ========
Current liabilities                       $30,181       $ 66,268      $(49,126)  (4)         $ 43,123
                                                                        (4,200)  (3)
Deferred income tax                           636              -             -                    636
Long-term debt                              1,049             37           (37)  (4)            1,049
Deferred government assistance                  -         28,889       (28,889)  (4)           45,609
                                                                        45,609   (5)
Stockholders' equity:
    Preferred stock                             -              -             -                      -
    Common stock                              244              2            (2)  (4)              244
    Additional paid-in capital             49,030         10,456       (10,456)  (4)           49,030
    Retained earnings (deficit)            11,159        (44,168)       44,168   (4)           11,159
    Foreign exchange adjustment                 -          1,267        (1,267)  (4)                -
                                          -------       --------      --------               --------
     Total stockholders' equity            60,433        (32,443)       32,443                 60,433
                                          -------       --------      --------               --------
     Total liabilities and                $92,299       $ 62,751      $ (4,200)              $150,850
      stockholders' equity                =======       ========      ========               ========

                                                                -2-


                       Friede Goldman International Inc.
                    Pro Forma Combining Income Statement (1)
                   For the ten months ended October 31, 1997
                     (In thousands, except per share data)

                                                                                                        Friede Goldman/
                                                                                                              NOEL
                                                   Friede Goldman        NOEL        Pro Forma             Pro Forma
                                                     Historical     Historical (6)  Adjustments             Combined
                                                   ---------------  --------------  ------------        ----------------
Revenue                                               $    93,467         $48,052      $(11,577)   (7)      $   129,942
Cost of revenue                                            62,018          43,447       (11,577)   (7)           93,888
                                                      -----------         -------      --------             -----------
     Gross profit                                          31,449           4,605             -                  36,054
Selling, general and administrative expenses               10,443           5,637          (671)   (8)           15,409
                                                      -----------         -------      --------             -----------
     Operating income (loss)                               21,006          (1,032)          671                  20,645
Other income (expense):                                      (510)         (2,372)        2,372    (9)             (510)
     Interest expense
     Interest income                                          762               -             -                     762
     Interest subsidy                                           -           1,986        (1,986)  (10)                -
     Gain on sale or distribution of assets                 3,922               -             -                   3,922
     Litigation settlement                                    611               -             -                     611
     Other                                                    (84)              -             -                     (84)
                                                      -----------         -------      --------             -----------
        Total other income (expense)                        4,701            (386)          386                   4,701
                                                      -----------         -------      --------             -----------
Income (loss) before provision for income taxes            25,707          (1,418)        1,057                  25,346
     Provision for income taxes                             5,337               -             -                   5,337
                                                      -----------         -------      --------             -----------
Net income (loss)                                     $    20,370         $(1,418)     $  1,057             $    20,009
                                                      ===========         =======      ========             ===========
Unaudited pro forma data:                             $    20,370                                           $    20,009
     Net income, reported above
     Pro forma provision for income tax related to
      operations as a S Corporation (11)                    3,980                                                 3,980
                                                      -----------                                           -----------
     Pro forma net income                             $    16,390                                           $    16,029
                                                      ===========                                           ===========
Earnings per common share:                            $      1.00                                           $      0.98
  Basic                                               ===========                                           ===========
  Diluted                                             $      0.99                                           $      0.97
                                                      ===========                                           ===========
Unaudited pro forma earnings per common share:
  Basic                                               $      0.80                                           $      0.79
                                                      ===========                                           ===========
  Diluted                                             $      0.80                                           $      0.78
                                                      ===========                                           ===========
Weighted-average common share outstanding:
  Basic                                                20,401,680                                            20,401,680
                                                      ===========                                           ===========
  Diluted                                              20,558,896                                            20,558,896
                                                      ===========                                           ===========

                                                                -3-

                       Friede Goldman International Inc.
                    Pro Forma Combining Income Statement (1)
                      For the year ended December 31, 1996
                     (In thousands, except per share data)

                                                                                              Friede Goldman/
                                                                                                    NOEL
                                        Friede Goldman        NOEL         Pro Forma             Pro Forma
                                          Historical     Historical (12)  Adjustments             Combined
                                        ---------------  ---------------  ------------        ----------------
Revenue                                    $    21,759          $15,492   $         -             $    37,251
Cost of revenue                                 15,769           13,203             -                  28,972
                                           -----------          -------   -----------             -----------
     Gross profit                                5,990            2,289             -                   8,279
Selling, general and administrative              6,674            5,825        (1,002)   (8)           11,497
 expenses                                  -----------          -------   -----------             -----------
     Operating income (loss)                      (684)          (3,536)        1,002                  (3,218)
Other income (expense):                           (891)          (2,971)        2,971    (9)             (891)
     Interest expense
     Interest income                               443                -             -                     443
     Interest subsidy                                -            2,562        (2,562)  (10)                -
     Gain on sale or distribution of               349                -             -                     349
      assets
     Litigation settlement                       3,467                -             -                   3,467
     Other                                         104                -             -                     104
                                           -----------          -------   -----------             -----------
     Total other income (expense)                3,472             (409)          409                   3,472
                                           -----------          -------   -----------             -----------
Net income (loss)                          $     2,788          $(3,945)      $ 1,411             $       254
                                           ===========          =======   ===========             ===========
Unaudited pro forma data:                  $     2,788                                            $       254
     Net income, reported above
     Pro forma provision for income
      tax related to operations as a
      S Corporation (11)                         1,032                                                  1,032
                                           -----------                                            -----------
Pro forma net income (loss)                $     1,756                                            $      (778)
                                           ===========                                            ===========
Earnings per common share:
  Basic                                    $      0.15                                            $      0.01
                                           ===========                                            ===========
  Diluted                                  $      0.15                                            $      0.01
                                           ===========                                            ===========
Unaudited pro forma earnings (loss)
 per common share:
  Basic                                    $      0.10                                            $     (0.04)
                                           ===========                                            ===========
  Diluted                                  $      0.10                                            $     (0.04)
                                           ===========                                            ===========

                                                                -4-

 Weighted-average common shares
 outstanding:
     Basic                                  18,400,000                                             18,400,000
                                           ===========                                            ===========
     Diluted                                18,400,000                                             18,400,000
                                           ===========                                            ===========

          NOTES TO UNAUDITED PRO FORMA COMBINING FINANCIAL STATEMENTS


1. The adjustments to the unaudited Pro Forma Combining Financial Statements do not give effect to direct transaction costs or any resulting restructuring costs associated with the consummation of the NOEL Acquisition nor do these statements give effect to any potential cost savings and synergies that could result from the NOEL Acquisition. The unaudited Pro Forma Combining Financial Statements are not necessarily indicative of the operating results or financial position that would have occurred had the NOEL Acquisition been consummated at the dates indicated nor necessarily indicative of future operating results or financial position.

2. This column represents historical financial position of NOEL as of November 8, 1997. See Note 6.

3. During the ten months ended October 31, 1997, the Company utilized NOEL as a subcontractor for certain conversion and modification contracts. This adjustment represents the elimination of accounts receivable and accounts payable at October 31, 1997 attributable to such contracts.

4. In connection with the NOEL Acquisition, the Company acquired the property, plant and equipment of NOEL and $2.5 million of working capital. This adjustment reflects the elimination of assets and liabilities along with the equity of NOEL that were not acquired by the Company.

5 Because the Company paid only $1 for the net assets acquired, the estimated fair value of the assets is considered, for accounting purposes, to be deferred government assistance. This adjustment reflects the deferred government subsidy attributable to the acquired assets. For purposes of this pro forma financial statement, the Company has considered the carrying value of the acquired assets to approximate their estimated fair value. An appraisal of the acquired assets is in progress, and upon receipt, the Company will revise its carrying value of the assets acquired and the related deferred government assistance to reflect the approximate appraised value. Deferred government assistance will be amortized over the estimated useful lives of assets acquired in the NOEL Acquisition. Such amortization will substantially offset depreciation expense related to the acquired assets.

6. This column represents historical results of operations for NOEL for the 44-week period ended November 8, 1997. Prior to the NOEL Acquisition, NOEL utilized a 52-week fiscal year. Upon consummation of the NOEL Acquisition, NOEL conformed its fiscal year end to that of the Company.

7. During the ten months ended October 31, 1997, the Company utilized NOEL as a subcontractor for certain conversion and modification contracts. This adjustment represents the elimination of revenue and related cost of revenue attributable to such contracts.

8. This adjustment represents the elimination of historical depreciation expense that had been recorded by NOEL on assets acquired by the Company, together with the recording of depreciation expense and amortization of deferred government assistance based on the Company's carrying value. See
     Note 5.

9. This adjustment represents the elimination of interest expense related to debt facilities of NOEL that were not acquired by the Company.

10. This adjustment represents the elimination of interest subsidies made by the Province of Newfoundland.

11. Prior to the Company's initial public store offering in July 1997, the Company's predecessors elected to be taxed as an S Corporation for federal and state income tax purposes. On June 15, 1997, the stockholders of the predecessor entities elected to terminate the status of each predecessor entity as an S Corporation, and the Company and the predecessor entities became subject to federal and state income taxes. The pro forma provision for income taxes is the result of the application of a combined federal and state rate of 37% to income before income taxes for periods prior to June 15, 1997.

12. This column represents historical results of operations for NOEL for the 52-week period ended March 29,1997. Prior to the NOEL Acquisition, NOEL utilized a 52-week fiscal year ending around March 31. Upon consummation of the NOEL Acquisition, NOEL conformed its fiscal year end to that of the Company.

                                      -6-